Exhibit 99.1

The Navigators Group, Inc. CORPORATE NEWS

Navigators Reports Second Quarter Earnings

New York –August 6, 2009 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $23.7 million or $1.39 per share for the 2009 second quarter compared to net income of $17.4 million or $1.03 per share for the 2008 second quarter.

The second quarter summary of results was as follows:

	($ in millions)		(Diluted earnings per share)
	2009	2008	2009	2008

Net income	$23.7	$17.4	$1.39	$1.03
Less net realized capital gains / (losses)	1.4	(5.2)	0.08	(0.31)
Operating earnings (1)	$22.3	$22.6	$1.31	$1.34

o
The 2009 second quarter net realized capital gains include provisions for declines in market value which were considered to be other-than-temporary of $0.4 million for equity securities, and $0.1 million for asset-backed securities.  The after-tax loss from such provisions was $0.3 million or $0.02 per share.  The decision to record realized capital losses on such securities had no impact on the Company’s stockholders’ equity or book value per share, which increased by 5% during the second quarter to $44.12.

o
In April 2009, the Company repurchased $10.0 million aggregate principal amount of its issued and outstanding 7% senior notes from an unaffiliated noteholder on the open market for $7.0 million, which generated a $2.9 million pretax gain that is reflected in other income and added $0.11 to the second quarter earnings per share.  As a result of this transaction $115.0 million aggregate principal amount of notes remains issued and outstanding.  This reduction in the notes outstanding also reduced our interest expense by 3% compared to the second quarter of 2008.  This gain is excluded from the combined loss and expense ratio.

The six month summary of results was as follows:

	($ in millions)		(Diluted earnings per share)
	2009	2008	2009	2008

Net income	$35.7	$40.7	$2.10	$2.39
Less net realized capital gains / (losses)	(6.8)	(5.2)	(0.40)	(0.31)
Operating earnings (1)	$42.5	$45.9	$2.50	$2.70

o	The six month period ended June 30, 2009 net realized capital losses include provisions for declines in market value which were considered to be other-than-temporary of $8.7 million for equity

News Release
August 6, 2009

securities, of $1.9 million for asset-backed securities and of $0.6 million for corporate debt securities.  The after-tax loss from such provisions was $7.3 million or $0.43 per share.  The decision to record realized capital losses on such securities had no impact on the Company’s stockholders’ equity or book value per share, which increased by 8% during the six month period ended June 30, 2009 to $44.12.

Gross written premium and net written premium for the 2009 second quarter were $272.7 million and $183.0 million, respectively, a decrease of 2.3% and an increase of 5.0%, respectively, from the comparable 2008 period.  Gross written premium and net written premium for the six month period ended June 30, 2009 were $548.0 million and $383.7 million, respectively, a decrease of 3.2% and an  increase of 6.0%, respectively, from the comparable 2008 period.

The combined loss and expense ratios for the 2009 second quarter and six month period were 92.9% and 92.8%, respectively, compared to 90.4% and 89.8% for the comparable 2008 periods.  The combined loss and expense ratios for the 2009 second quarter and six month period were favorably impacted by 5.6 and 4.6 loss ratio points, respectively, for redundancies in prior period loss reserves.

Navigators’ Chief Executive Officer Stan Galanski commented, “We are very pleased with the second quarter results.  Strong operating performance and improved investment valuations enabled us to increase book value 5% during the quarter.  Our Directors and Officers Liability business grew significantly as we continue to benefit from market dislocation and a flight to quality.  Competitive market conditions, especially in E&S lines, constrained premium growth as we continue to refuse to chase growth at the expense of profitability.  The diversity of our portfolio of specialty lines businesses and our underwriting and financial discipline have served us well in this challenging economic environment.  We are well positioned to grow our businesses as the underwriting fundamentals improve.”

Net investment income for the 2009 second quarter and six month period was $18.7 million and $37.4 million, respectively, decreases of 0.4% and 0.5% from the comparable 2008 periods, respectively.  The pre-tax investment yields for the 2009 second quarter and six month period were 3.8% and 3.9%, respectively, compared to 4.1% and 4.2% for comparable 2008 periods. The effective tax rates on net investment income were 25.2% and 25.1% for the 2009 second quarter and six month period, respectively, compared to 25.4% and 25.9% for the comparable 2008 periods.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.2 years at June 30, 2009.  At June 30, 2009, net unrealized gains within our investment portfolio were $7.8 million, an increase of $20.7 million, which was net of $2.1 million of realized gains.

Consolidated cash flow from operations for the 2009 second quarter and six month period was $26.6 million and $69.5 million, respectively, compared to $73.7 million and $133.4 million for the comparable 2008 periods.

During the 2009 second quarter, the Company did not purchase any shares of its common stock.

Stockholders’ equity was $747.8 million or $44.12 per share at June 30, 2009 compared to $689.3 million or $40.89 per share at December 31, 2008.  Statutory surplus of Navigators Insurance Company was $596.3 million at June 30, 2009.

Effective in 2009, the Company has reclassified certain of its business lines, which has no effect on the segment classifications of the Insurance Company and Lloyd's.

News Release
August 6, 2009

o
The offshore energy business, formerly included in the "Marine and Energy" businesses of the Insurance Companies and Lloyd’s, is now included in the Insurance Companies’ and Lloyd’s "Property Casualty" businesses.

o	The marine lines within both the Insurance Company and Lloyd’s are now presented as "Marine" instead of "Marine and Energy," since the energy business has now been reclassified to "Property Casualty."

o
Engineering and construction, European Property and other run-off business, formerly included in the "Other" category of business within the Insurance Companies and Lloyd’s, are now included under "Property Casualty."

o	The "Middle Markets" business, formerly broken out separately in the Insurance Companies, is now included in the Insurance Companies’ "Property Casualty" business.
Underwriting data for prior periods has been reclassified to reflect these changes.
(1)
Operating earnings, or income excluding net realized gains (losses) net of tax, is a non-GAAP financial measure that is a common performance measurement for insurance companies.  We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Friday, August 7, 2009 starting at 8:30 a.m. ET to discuss the 2009 second quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under "News & Events".

To participate by telephone, the domestic dial-in number is 888-679-8018 and the international dial-in is 617-213-4845. The access code is 13465283.  Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=PAWWEG6W6.    Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London.  Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements.  We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell Senior Vice President and Chief Financial Officer (914) 933-6270 fmcdonnell@navg.com www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
Financial Highlights	2009	2008	Change	2009	2008	Change

Gross written premium	$272,729	$279,213	-2%	$547,988	$566,359	-3%
Net written premium	183,007	174,287	5%	383,659	362,009	6%

Revenues:
Net earned premium	169,868	162,703	4%	334,814	318,443	5%
Commission income	55	467	NM	35	728	-95%
Investment income	18,656	18,731	0%	37,399	37,569	0%
Total other than temporary impairments	(1,876)	(8,412)	NM	(28,747)	(8,412)	NM
Portion of loss recognized in OCI (before tax)	(1,407)	-	NM	(17,578)	-	NM
Net impairment loss recognized in earnings	(469)	(8,412)	NM	(11,169)	(8,412)	NM
Net realized capital gains (losses) on securites sold	2,596	436	NM	1,059	360	NM
Other income (expense)	5,247	1,010	419%	5,410	1,021	430%
Total revenues	195,953	174,935	12%	367,548	349,709	5%

Operating expenses:
Net losses and loss adjustment
expenses incurred	100,728	91,889	10%	200,975	180,309	11%
Commission expense	26,278	23,490	12%	48,726	44,438	10%
Other operating expenses	33,019	33,237	-1%	63,554	62,993	1%
Interest expense	2,150	2,217	-3%	4,369	4,434	-1%
Total operating expenses	162,175	150,833	8%	317,624	292,174	9%

Income before income taxes	33,778	24,102	40%	49,924	57,535	-13%

Income tax expense (benefit):
Current	10,440	12,156	-14%	17,190	22,462	-23%
Deferred	(312)	(5,475)	NM	(2,916)	(5,598)	NM
Income tax expense (benefit)	10,128	6,681	52%	14,274	16,864	-15%

Net income	$23,650	$17,421	36%	$35,650	$40,671	-12%

Per Share Data

Net income per common share:
Basic	$1.40	$1.04	34%	$2.11	$2.42	-13%
Diluted	$1.39	$1.03	35%	$2.10	$2.39	-12%

Average shares outstanding:
Basic	16,938	16,773		16,910	16,817
Diluted	16,993	16,912		17,010	17,002

Underwriting Ratios
Loss Ratio	59.3%	56.5%		60.0%	56.6%
Expense Ratio	33.6%	33.9%		32.8%	33.2%
Combined Ratio	92.9%	90.4%		92.8%	89.8%

Balance Sheet Data	June 30,	Mar. 31,		June 30,	Dec. 31,
	2009	2009		2009	2008
Stockholders' equity	$747,797	$712,454	5%	$747,797	$689,317	8%
Book value per share	$44.12	$42.07	5%	$44.12	$40.89	8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands)

	June 30,	December 31,
	2009	2008
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value
(amortized cost: 2009, $1,752,828; 2008, $1,664,755)	$1,754,770	$1,643,772
Equity securities, available-for-sale, at fair value (cost: 2009, $41,944; 2008, $52,523)	47,781	51,802
Short-term investments, at cost which approximates fair value	191,616	220,684
Cash	14,401	1,457
Total investments and cash	2,008,568	1,917,715

Premiums in course of collection	210,815	170,522
Commissions receivable	313	319
Prepaid reinsurance premiums	166,539	188,874
Reinsurance receivable on paid losses	79,857	67,227
Reinsurance receivable on unpaid losses and loss adjustment expenses	875,809	853,793
Net deferred income tax asset	48,231	54,736
Deferred policy acquisition costs	60,032	47,618
Accrued investment income	17,397	17,411
Goodwill and other intangible assets	7,135	6,622
Other assets	25,407	24,743

Total assets	$3,500,103	$3,349,580

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,942,976	$1,853,664
Unearned premium	510,282	480,665
Reinsurance balances payable	125,167	140,319
Senior notes	113,949	123,794
Federal income tax payable	14,033	5,874
Payable for securities	11,075	-
Accounts payable and other liabilities	34,824	55,947
Total liabilities	2,752,306	2,660,263

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, 50,000,000 shares authorized; issued and
outstanding (net of treasury shares) : 16,948,497 for 2009 and 16,856,073 for 2008	1,717	1,708
Additional paid-in capital	302,964	298,872
Retained earnings	442,426	406,776
Treasury stock, at cost (224,754 shares for both 2009 and 2008)	(11,540)	(11,540)
Accumulated other comprehensive income (loss)	12,230	(6,499)
Total stockholders' equity	747,797	689,317

Total liabilities and stockholders' equity	$3,500,103	$3,349,580

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

Gross Written Premium:	Second Quarter			Six Months
Insurance Companies:	2009	2008	Change	2009	2008	Change
Marine	$57,086	$64,339	-11%	$134,323	$135,955	-1%
Property Casualty	94,567	107,180	-12%	178,825	207,873	-14%
Professional Liability	37,732	26,437	43%	68,220	45,724	49%
	189,385	197,956	-4%	381,368	389,552	-2%
Lloyd's Operations:
Marine	47,273	41,499	14%	106,296	108,653	-2%
Property Casualty	25,506	31,359	-19%	39,034	49,085	-20%
Professional Liability	10,565	8,399	26%	21,290	19,069	12%
	83,344	81,257	3%	166,620	176,807	-6%
Total	$272,729	$279,213	-2%	$547,988	$566,359	-3%

Net Written Premium:	Second Quarter			Six Months
Insurance Companies:	2009	2008	Change	2009	2008	Change
Marine	$34,956	38,982	-10%	$93,415	82,456	13%
Property Casualty	65,704	73,294	-10%	125,680	142,397	-12%
Professional Liability	21,699	15,906	36%	40,346	27,639	46%
	122,359	128,182	-5%	259,441	252,492	3%
Lloyd's Operations:
Marine	40,077	28,269	42%	90,051	77,179	17%
Property Casualty	15,070	12,755	18%	22,665	20,465	11%
Professional Liability	5,501	5,081	8%	11,502	11,873	-3%
	60,648	46,105	32%	124,218	109,517	13%
Total	$183,007	$174,287	5%	$383,659	$362,009	6%

Net Earned Premium:	Second Quarter			Six Months
Insurance Companies:	2009	2008	Change	2009	2008	Change
Marine	$34,678	33,095	5%	$71,839	59,564	21%
Property Casualty	63,068	69,951	-10%	128,480	141,655	-9%
Professional Liability	18,477	14,388	28%	36,194	28,461	27%
	116,223	117,434	-1%	236,513	229,680	3%
Lloyd's Operations:
Marine	37,038	31,328	18%	68,213	60,121	13%
Property Casualty	11,201	8,800	27%	19,124	17,542	9%
Professional Liability	5,406	5,141	5%	10,964	11,100	-1%
	53,645	45,269	19%	98,301	88,763	11%
Total	$169,868	$162,703	4%	$334,814	$318,443	5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
June 30, 2009

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$189,385	$83,344		$272,729
Net written premium	122,359	60,648		183,007

Net earned premium	116,223	53,645		169,868
Net losses and loss adjustment expenses	(68,843)	(31,885)		(100,728)
Commission expense	(15,060)	(11,218)		(26,278)
Other operating expenses	(26,906)	(6,117)	$4	(33,019)
Other income (expense)	1,655	651	2,996	5,302

Underwriting profit	7,069	5,076	3,000	15,145

Investment income	16,239	2,316	101	18,656
Net realized capital gains	2,210	(83)		2,127
Interest expense			(2,150)	(2,150)
Income (loss) before income tax
expense (benefit)	25,518	7,309	951	33,778

Income tax expense (benefit)	7,171	2,624	333	10,128
Net income (loss)	$18,347	$4,685	$618	$23,650

Loss and loss expenses ratio	59.2%	59.4%		59.3%
Commission expense ratio	13.0%	20.9%		15.5%
Other operating expenses ratio (1)	21.7%	10.2%		18.1%
Combined ratio	93.9%	90.5%		92.9%

(1) The other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
June 30, 2008

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate		Total
Gross written premium	$197,956	$81,257			$279,213
Net written premium	128,182	46,105			174,287

Net earned premium	117,434	45,269			162,703
Net losses and loss adjustment expenses	(62,225)	(29,664)			(91,889)
Commission expense	(14,723)	(8,767)			(23,490)
Other operating expenses	(24,552)	(8,685)			(33,237)
Other income (expense)	1,516	(39)			1,477

Underwriting profit	17,450	(1,886)			15,564

Investment income	15,593	2,871		$267	18,731
Net realized capital gains (losses)	(8,053)	77	$		(7,976)
Interest expense				(2,217)	(2,217)
Income (loss) before income tax
expense (benefit)	24,990	1,062		(1,950)	24,102

Income tax expense (benefit)	6,939	425		(683)	6,681
Net income (loss)	$18,051	$637		$(1,267)	$17,421

Loss and loss expenses ratio	53.0%	65.5%			56.5%
Commission expense ratio	12.5%	19.4%			14.4%
Other operating expenses ratio (1)	19.6%	19.3%			19.5%
Combined ratio	85.1%	104.2%			90.4%

(1) The other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Six Months Ended
June 30, 2009

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$381,368	$166,620		$547,988
Net written premium	259,441	124,218		383,659

Net earned premium	236,513	98,301		334,814
Net losses and loss adjustment expenses	(138,996)	(61,979)		(200,975)
Commission expense	(30,028)	(18,698)		(48,726)
Other operating expenses	(51,466)	(12,098)	$10	(63,554)
Other income (expense)	1,856	599	2,990	5,445

Underwriting profit	17,879	6,125	3,000	27,004

Investment income	32,446	4,699	254	37,399
Net realized capital gains	(6,697)	(3,413)		(10,110)
Interest expense			(4,369)	(4,369)
Income (loss) before income tax
expense (benefit)	43,628	7,411	(1,115)	49,924

Income tax expense (benefit)	11,704	2,960	(390)	14,274
Net income (loss)	$31,924	$4,451	$(725)	$35,650

Loss and loss expenses ratio	58.8%	63.0%		60.0%
Commission expense ratio	12.7%	19.0%		14.6%
Other operating expenses ratio (1)	21.0%	11.7%		18.2%
Combined ratio	92.5%	93.7%		92.8%

(1) The other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Six Months Ended
June 30, 2008

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate		Total
Gross written premium	$389,552	$176,807			$566,359
Net written premium	252,492	109,517			362,009

Net earned premium	229,680	88,763			318,443
Net losses and loss adjustment expenses	(129,581)	(50,728)			(180,309)
Commission expense	(27,671)	(16,767)			(44,438)
Other operating expenses	(46,700)	(16,293)			(62,993)
Other income (expense)	1,774	(25)			1,749

Underwriting profit	27,502	4,950			32,452

Investment income	31,058	5,853		$658	37,569
Net realized capital gains (losses)	(8,155)	103	$		(8,052)
Interest expense				(4,434)	(4,434)
Income (loss) before income tax
expense (benefit)	50,405	10,906		(3,776)	57,535

Income tax expense (benefit)	14,309	3,877		(1,322)	16,864
Net income (loss)	$36,096	$7,029		$(2,454)	$40,671

Loss and loss expenses ratio	56.4%	57.1%			56.6%
Commission expense ratio	12.0%	18.9%			14.0%
Other operating expenses ratio (1)	19.6%	18.4%			19.2%
Combined ratio	88.0%	94.4%			89.8%

(1) The other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended June 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine	$34,678	$25,238	$10,904	72.8%	31.4%	104.2%
Property Casualty	63,068	28,446	23,227	45.1%	36.8%	81.9%
Professional Liability	18,477	15,159	6,180	82.0%	33.4%	115.4%
	116,223	68,843	40,311	59.2%	34.7%	93.9%
Lloyd's Operations	53,645	31,885	16,684	59.4%	31.1%	90.5%
Total	$169,868	$100,728	$56,995	59.3%	33.6%	92.9%

	Three Months Ended June 30, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine	$33,095	$13,976	$10,092	42.2%	30.5%	72.7%
Property Casualty	69,951	40,875	22,647	58.4%	32.4%	90.8%
Professional Liability	14,388	7,374	5,020	51.3%	34.9%	86.2%
	117,434	62,225	37,759	53.0%	32.1%	85.1%
Lloyd's Operations	45,269	29,664	17,491	65.5%	38.7%	104.2%
Total	$162,703	$91,889	$55,250	56.5%	33.9%	90.4%

		Amounts		Loss Ratio
Net Incurred Loss Activity		June 30,	June 30,	June 30,	June 30,
For the Three Months Ended:		2009	2008	2009	2008
Insurance Companies:
Loss and LAE payments		$53,262	$34,922	45.8%	29.8%
Change in reserves		15,581	27,303	13.4%	23.2%
Net incurred loss and LAE		68,843	62,225	59.2%	53.0%

Lloyd's Operations:
Loss and LAE payments		8,491	13,369	15.8%	29.5%
Change in reserves		23,394	16,295	43.6%	36.0%
Net incurred loss and LAE		31,885	29,664	59.4%	65.5%

Total
Loss and LAE payments		61,753	48,291	36.4%	29.7%
Change in reserves		38,975	43,598	22.9%	26.8%
Net incurred loss and LAE		$100,728	$91,889	59.3%	56.5%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development		June 30,	June 30,	June 30,	June 30,
For the Three Months Ended:		2009	2008	2009	2008
Insurance Companies		$4,890	$11,652	4.2%	9.9%
Lloyd's Operations		4,588	(1,072)	8.6%	-2.4%
Total		$9,478	$10,580	5.6%	6.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Six Months Ended June 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine	$71,839	$51,628	$22,194	71.9%	30.9%	102.8%
Property Casualty	128,480	56,450	44,312	43.9%	34.5%	78.4%
Professional Liability	36,194	30,918	13,132	85.4%	36.3%	121.7%
	236,513	138,996	79,638	58.8%	33.7%	92.5%
Lloyd's Operations	98,301	61,979	30,197	63.0%	30.7%	93.7%
Total	$334,814	$200,975	$109,835	60.0%	32.8%	92.8%

	Six Months Ended June 30, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine	$59,564	$36,298	$19,301	60.9%	32.4%	93.3%
Property Casualty	141,655	77,004	43,178	54.4%	30.4%	84.8%
Professional Liability	28,461	16,279	10,118	57.2%	35.6%	92.8%
	229,680	129,581	72,597	56.4%	31.6%	88.0%
Lloyd's Operations	88,763	50,728	33,085	57.1%	37.3%	94.4%
Total	$318,443	$180,309	$105,682	56.6%	33.2%	89.8%

		Amounts		Loss Ratio
Net Incurred Loss Activity		June 30,	June 30,	June 30,	June 30,
For the Six Months Ended:		2009	2008	2009	2008
Insurance Companies:
Loss and LAE payments		$102,066	$69,086	43.2%	30.1%
Change in reserves		36,930	60,495	15.6%	26.3%
Net incurred loss and LAE		138,996	129,581	58.8%	56.4%

Lloyd's Operations:
Loss and LAE payments		31,613	30,141	32.1%	34.0%
Change in reserves		30,366	20,587	30.9%	23.1%
Net incurred loss and LAE		61,979	50,728	63.0%	57.1%

Total
Loss and LAE payments		133,679	99,227	39.9%	31.2%
Change in reserves		67,296	81,082	20.1%	25.4%
Net incurred loss and LAE		$200,975	$180,309	60.0%	56.6%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development		June 30,	June 30,	June 30,	June 30,
For the Six Months Ended:		2009	2008	2009	2008
Insurance Companies		$10,022	$20,152	4.2%	8.8%
Lloyd's Operations		5,223	4,108	5.3%	4.6%
Total		$15,245	$24,260	4.6%	7.6%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, June 30, 2009	Reserves	Reserves	Total
Insurance Companies:
Marine	$109,472	$97,777	$207,249
Property Casualty	120,666	360,070	480,736
Professional Liability	40,267	57,737	98,004
Total Insurance Companies	270,405	515,584	785,989
Lloyd's Operations:
Marine	104,252	89,553	193,805
Property Casualty	23,354	27,627	50,981
Professional Liability	7,843	28,549	36,392
Total Lloyd's Operations	135,449	145,729	281,178

Total Net Loss Reserves	$405,854	$661,313	$1,067,167

	Case	IBNR
Net Loss Reserves, December 31, 2008:	Reserves	Reserves	Total
Insurance Companies:
Marine	$96,244	$96,995	$193,239
Property Casualty	115,810	358,305	474,115
Professional Liability	22,913	58,793	81,706
Total Insurance Companies	234,967	514,093	749,060
Lloyd's Operations:
Marine	99,233	78,293	177,526
Property Casualty	26,218	16,386	42,604
Professional Liability	5,822	24,859	30,681
Total Lloyd's Operations	131,273	119,538	250,811

Total Net Loss Reserves	$366,240	$633,631	$999,871

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
June 30, 2009
($ in thousands)

At June 30, 2009, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.2 years.  All of the Company’s mortgage-backed and asset-backed securities are rated AAA/Aaa by S&P and Moody’s except for 64 securities approximating $50.8 million. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

At June 30, 2009, the Company owned two asset-backed securities approximating $0.1 million with subprime mortgage exposures.  The securities have an effective maturity of 1.5 years.  In addition, the Company owned a total of five collateralized mortgage obligations and asset-backed securities approximating $1.3 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.3 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at June 30, 2009:

June 30, 2009	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	OTTI Recognized in OCI	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S. Government Treasury Bonds, agency bonds and foreign government bonds	$402,071	$11,555	$(249)	$-	$390,765
States, municipalities and political subdivisions	642,861	18,069	(3,719)	-	628,511
Mortgage- and asset-backed securities
Mortgage-backed securities	309,097	11,607	(170)	-	297,660
Collateralized mortgage obligations	43,230	-	(1,359)	(17,505)	62,094
Asset-backed securities	24,773	721	(197)	(73)	24,322
Commercial mortgage-backed securities	96,417	119	(16,763)	-	113,061
Subtotal	473,517	12,447	(18,489)	(17,578)	497,137
Corporate bonds	236,321	6,184	(6,278)	-	236,415

Total fixed maturities	1,754,770	48,255	(28,735)	(17,578)	1,752,828

Equity securities - common stocks	47,781	6,103	(266)	-	41,944

Cash	14,401	-	-	-	14,401

Short-term investments	191,616	-	-	-	191,616

Total	$2,008,568	$54,358	$(29,001)	$(17,578)	$2,000,789

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
June 30, 2009
($ in thousands)

The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at June 30, 2009:

Mortgage-backed securities:	Fair Value	Gross Unrealilzed Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$38,508	$978	$(1)	$37,531
FNMA	197,285	7,973	(1080)	189,420
FHLMC	73,304	2,656	(61)	70,709
Prime	-	-	-	-
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$309,097	$11,607	$(170)	$297,660

Collateralized mortgage obligations:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	42,386	-	(18,337)	60,723
Alt-A	844	-	(527)	1,371
Subprime	-	-	-	-
Total	$43,230	$-	$(18,864)	$62,094

Asset-backed securities:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	24,184	721	(147)	23,610
Alt-A	450	-	(59)	509
Subprime	139	-	(64)	203
Total	$24,773	$721	$(270)	$24,322